Letter of Agreement

Party A: Shanxi Putai Resources Group Co., Ltd.
Domicile: 426 Xuefu Street, Taiyuan, Shanxi Province, The People’s Republic of China
Representative: Zhao Yao

Party B: Shanxi Puda Coal Group Co. Ltd.
Domicile: 426 Xuefu Street, Taiyuan, Shanxi Province, The People’s Republic of China
Representative: Zhao Ming

Party C: Zhao Ming
Domicile: 259 North Jiefang Road, Taiyuan, Shanxi Province, The People’s Republic of China
PRC Identity Card Number: 142327197209201518

Party D: Zhao Yao
Domicile: Shanxi Liulin County Meiyun Family Housing Facility
PRC Identity Card Number: 142327195804211607x

Whereas Party A has purchased 90% of Party B’s outstanding equity owned by Party C and Party D pursuant to the Exclusive Option Agreements dated June 24, 2005, all parties above agree to terminate certain agreements dated June 24, 2005 after friendly and equal consultation:

1.
The following agreements dated June 24, 2005 among all parties above will be terminated on the date a government approval or confirmation of Party A’s acquisition of 90% of Party’s B’s outstanding equity is obtained:

1.	The Technology License Agreement;

2.	The Operating Agreement;

3.	The Exclusive Consulting Agreement;

4.	The Exclusive Option Agreements;

5.	The authorization agreement among Party A, Party B and Party C; and

6.	The authorization agreement among Party A, Party B and Party D.

2.
Any disputes arising from the parties hereunder should be dealt with through consultation. If the parties fail to settle their disputes through consultation, any party can bring law suits in a people's court where Party A is domiciled.

3.	Anything not covered in this Agreement will be determined by supplemental agreements among the parties. The supplemental agreement and this Agreement shall have equal force in law.

4.	This Agreement shall be effective when signed and sealed by both parties.

5.	This Agreement is in quadruplicate. Each party shall retain one copy with equal force in law.

Party A: Shanxi Putai Resources Group Co., Ltd.

Party B: Shanxi Puda Coal Group Co. Ltd.

Party C: Zhao Ming

Party D: Zhao Yao

September 13th, 2007